                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                  ____________________________________________



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 April 13, 1994




                           THE MORNINGSTAR GROUP INC.
             (Exact name of registrant as specified in its charter)




               Delaware                 0-19075             75-2217488
     (State or other jurisdiction     (Commission        (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)


                          5956 Sherry Lane, Suite 1100
                           Dallas, Texas  75225-6522
          (Address of principal executive offices including zip code)




                         Registrant's telephone number,
                      including area code:  (214) 360-4777
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                      INFORMATION TO BE INCLUDED IN REPORT


Item 2.     Acquisition or Disposition of Assets.

            On April 13, 1994, the registrant The Morningstar Group Inc. ("Morningstar" or "Company"), completed the previously announced divestiture of its Florida fluid milk operation Velda Farms Inc. to Engles Dairy Acquisition L.P. ("Purchaser") at a selling price of $48 million consisting of $45 million cash and $3 million of 9% Series A Preferred Stock (the "Preferred Stock"). Morningstar expects to record a gain of approximately $1.5 million after expenses of sale and income taxes. The Company has recognized no gain on the Preferred Stock received in the divestiture. Also, as part of this transaction, Morningstar entered into a Dairy Products Supply Agreement with the Purchaser.

The foregoing summary is subject to the full text of the Amended and Restated Agreement and Plan of Merger referenced in Exhibit 10 (a) below and the Dairy Products Supply Agreement referenced in Exhibit 10 (b) below.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.


            (b)   Pro Forma Financial Information.

                  The following financial information is presented using the discontinued operations format:

                  (1)   Balance Sheet as of December 31, 1993 (unaudited).

                  (2) Statement of Operations for the year ended December 31, 1993 (unaudited).

            (c)   Exhibits.

                  Exhibit 10 (a) - Amended and Restated Agreement and Plan of Merger dated April 8, 1994, among Engles Dairy Acquisition, L.P., Velda Farms Inc. and The Morningstar Group Inc.

                  Exhibit 10 (b) - Form of Dairy Products Supply Agreement by and among Morningstar, its named subsidiaries and Velda Farms Inc. (Incorporated by reference to Exhibit 10 (fff) to Morningstar's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.)





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                             THE MORNINGSTAR GROUP
                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (Unaudited)



ASSETS

CURRENT ASSETS:
  Cash                                                                  $      3,340
  Receivables, net of allowance for doubtful
    accounts of $974                                                          26,762
  Inventories                                                                 11,527
  Prepaids & deposits                                                          9,519
  Net assets of discontinued operations - current                              5,571
                                                                        -------------

    Total current assets                                                      56,719


PROPERTY, PLANT & EQUIPMENT:
  Land                                                                         6,062
  Buildings                                                                   16,463
  Machinery & equipment                                                       29,334
                                                                        -------------

   Gross property, plant & equipment                                          51,859
  Less: Accumulated depreciation                                              (9,749)
                                                                        -------------

   Net property, plant &  equipment                                           42,110

INTANGIBLE AND OTHER ASSETS:
  Identifiable intangible assets                                               3,177
  Goodwill                                                                    71,829
  Deferred financing costs                                                     2,705
  Net assets of discontinued operations - noncurrent                          33,822
  Other assets                                                                 1,772
                                                                        -------------

  Total intangible and other assets                                          113,305
                                                                        -------------

    TOTAL ASSETS                                                        $    212,134
                                                                        =============





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                             THE MORNINGSTAR GROUP
                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (Unaudited)



LIABILITIES & SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                      $     17,850
  Accrued liabilities                                                         17,663
  Current portion of long-term debt                                           14,750
                                                                        -------------

    Total current liabilities                                                 50,263

LONG-TERM DEBT (net of current maturities)                                   105,425

OTHER LONG-TERM LIABILITIES                                                    1,913

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  Common stock, $.01 par value, 50,000,000
   shares authorized; 14,287,212
   shares issued and outstanding                                                 143
  Additional paid-in capital                                                  69,541
  Retained deficit                                                           (15,151)
                                                                        -------------

   Total shareholders' equity                                                 54,533
                                                                        -------------

    TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                                             $    212,134
                                                                        =============





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                             THE MORNINGSTAR GROUP
                        CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (Unaudited)

NET SALES                                                               $    273,949

COST OF GOODS SOLD                                                           211,597
                                                                        -------------

  Gross Profit                                                                62,352

OPERATING COSTS AND EXPENSES:
  Distribution                                                                17,661
  Selling                                                                     19,008
  General and administrative                                                  13,427
  Restructuring and other charges                                              7,100
                                                                        -------------
    Total operating costs and expenses                                        57,196

OPERATING INCOME                                                               5,156

INTEREST EXPENSE                                                               4,984
AMORTIZATION OF DEFERRED FINANCING COSTS                                         493
OTHER INCOME, NET                                                               (905)
                                                                        -------------

INCOME BEFORE INCOME TAXES, DISCONTINUED
  OPERATIONS AND EXTRAORDINARY ITEMS                                             584
PROVISION FOR INCOME TAXES                                                       841
                                                                        -------------

LOSS FROM CONTINUING OPERATIONS                                                 (257)

DISCONTINUED OPERATIONS:
  Operating income, net of applicable tax provision of $1,044                  1,241
                                                                        -------------


NET INCOME BEFORE EXTRAORDINARY ITEM                                             984

EXTRAORDINARY ITEM                                                              (164)
                                                                        -------------

NET INCOME                                                              $        820
                                                                        =============

EARNINGS (LOSS) PER COMMON SHARE:
  Earnings (loss) from continuing operations                            $      (0.02)
  Earnings (loss) from discontinued operations                                  0.08
                                                                        -------------
  Earnings (loss) before extraordinary item                                     0.06
  Extraordinary item                                                           (0.01)
                                                                        -------------
  Earnings (loss)                                                       $       0.05
                                                                        =============

WEIGHTED AVERAGE SHARES OUTSTANDING                                       15,011,287





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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE MORNINGSTAR GROUP INC.
                                          (Registrant)



                                          By: /s/Tracy L. Noll

                                              Tracy L. Noll

                                    Vice President and Chief Financial Officer


Date: April 28, 1994





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